Oppenheimer Small Cap Growth Fund/VA A Series of Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds—Oppenheimer Small Cap Growth Fund/VA

Objective
Oppenheimer Small Cap Growth Fund/VA, a series of Oppenheimer Variable Account Funds, seeks capital appreciation. In seeking its objective, the Fund emphasizes investments in securities of small-cap growth-type companies.
Narrative by Jayne Stevlingson, member of the Portfolio Management Team[1]
Over the fiscal year that ended December 31, 2000, the performance of small company stocks particularly small company growth stocks can best be described as a roller coaster ride. The Russell 2000 Index ended the year with a loss of 3.02%[2] and against this backdrop, Oppenheimer Small Cap Growth Fund/VA delivered a one-year total return of –18.34%.[3]
        Throughout the period, the Fund maintained a relatively large exposure to stocks in the technology sectors,[4] approximately 22% of net assets as of December 31, many of which did not fare well after March. The possibility of higher inflation and rising interest rates triggered investor qualms about corporate profits: Could companies achieve their earnings estimates in an environment of rising costs for goods and capital? A flight to quality ensued, with investors seeking less expensive stocks that possessed reliable records of profits and earnings, generally in more established sectors of the economy.
        As technology stocks tumbled, the Fund’s carefully chosen holdings in several other sectors, including financial services, helped to buffer the downturn somewhat. Another strategic move that benefited returns was a scaling back of technology holdings, especially in early-stage, emerging technology companies that were not generating profits despite impressive revenue gains. This temporarily increased the Fund’s cash position, and the assets were later redeployed in two ways. First, additional shares were purchased of those stocks in the portfolio having strong fundamentals. Among these was Manugistics Group, Inc., a leading supply-chain systems company that has successfully integrated Internet strategies into its business. Although its valuation had dropped considerably in the market correction, the company’s fundamentals remained impressive.
        The second such strategic deployment was a selective investment in healthcare stocks, beginning in mid-year. Prices of many pharmaceutical, medical device and healthcare provider stocks, which had been severely depressed since 1998, recovered nicely during 2000.
        Encouraged by the renewed vigor of the sector, we identified several companies positioned to generate earnings growth, including biotechnology firms like XOMA Ltd. Because biotechnology proved to be one of the more resilient areas of the market during 2000, these additions benefited the Fund. When valuations in this sector rose, these positions were trimmed selectively, and as a result the Fund was spared to some degree from the worst of a biotechnology downturn that began in mid-November.
As the year moved toward a disappointing finale, continued turmoil for stocks seems likely at least until the directions of the U.S. economy and interest rates become clearer. At this juncture, the economy appears to be slowing to a sustainable, noninflationary rate of growth. If this is in fact the case, the Federal Reserve is likely to cease its program of interest rate increases. The question then is whether the Fed will leave rates unchanged, keeping small caps somewhat vulnerable, or reverse course, which would be good news for the markets in general and small caps in particular. Faced with such uncertainty, it appears that keeping the Fund’s assets invested primarily in companies that are capable of generating revenues and earnings and more importantly having the ability to sustain that growth, will be a key part of The Right Way to Invest.

1. Jayne Stevlingson is a member of the growth team in OppenheimerFunds’ equity portfolio department. That team has managed the Fund’s portfolio since May 24, 2000.
2. Russell 2000 Index is an index of the 2,000 smallest, by market value, securities in the Russell 3000 Index. Because of ongoing market volatility, the Fund’s performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown.
3. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this Fund.
4. The Fund’s portfolio is subject to change.
Oppenheimer Variable Account Funds Oppenheimer Small Cap Growth Fund/VA

Management’s discussion of performance. The fiscal year that ended December 31, 2000, began with large gains for the U.S. stock markets, but worries about higher inflation and too-rapid economic growth brought the market expansion to a halt. In the valuation correction that followed through year-end, technology and telecommunications stocks suffered the greatest declines. Investors shifted their focus to lesser valued sectors, such as healthcare and financial stocks, and growth stocks generally performed poorly. While the Fund suffered from its relatively large allocation to technology stocks, this was offset to some extent by gains for its financial and communications services holdings and, later, investments in healthcare stocks. After August 2000, the new portfolio managers for the Fund shifted their emphasis, reducing more speculative holdings in favor of companies with healthier financials and/or stronger competitive positions.
Comparing the Fund’s performance to the market.The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
        The Fund’s performance is compared to the performance of the Russell 2000 Index, which is an index of the 2,000 smallest, by market value, securities in the Russell 3000 Index. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.

Because the stock market can be volatile, the Fund’s performance may be subject to substantial short-term changes. For updates on the Fund’s performance, please call us at 1.800.981.2871.
The performance information in the graph for the Russell 2000 Index begins on 4/30/98. The inception date of the Fund was 5/1/98.
Total return includes changes in net asset value per share and does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Because of ongoing market volatility, the Fund’s performance has been subject to substantial short-term fluctuations and current performance may be less than the results shown.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Statement of Investments December 31, 2000

		Market Value
	Shares	See Note 1

Common Stocks—77.9%

Basic Materials—1.1%

Chemicals—0.6% ArQule, Inc.(1)	2,900	$ 92,800

Metals—0.5% AK Steel Holding Corp.	3,800	33,250

Reliance Steel & Aluminum Co.	1,700	42,075 75,325

Capital Goods—4.6%

Industrial Services—3.3% Corporate Executive Board Co.(1)	6,200	246,547

Iron Mountain, Inc.	2,400	89,100

Tetra Tech, Inc.	4,300	137,062 472,709

Manufacturing—1.3% ATMI, Inc.(1)	2,600	50,700

Photronics, Inc.(1)	500	11,719

Rudolph Technologies, Inc.(1)	1,700	51,319

Veeco Instruments, Inc.(1)	1,800	72,225 185,963

Communication Services—0.2%

Telecommunications: Wireless—0.2% Avici Systems, Inc.(1)	300	7,387

OmniSky Corp.(1)	2,600	21,612 28,999

Consumer Cyclicals—7.5%

Autos & Housing—0.2% Lennar Corp.	800	29,000

Consumer Services—1.5% Getty Images, Inc.(1)	3,300	105,600

Heidrick & Struggles International, Inc.(1)	1,500	63,094

Macrovision Corp.(1)	700	51,811 220,505

Leisure & Entertainment—1.2% Anchor Gaming(1)	2,100	81,900

Handleman Co.(1)	6,500	48,750

Station Casinos, Inc.(1)	2,600	38,837 169,487

Media—0.2% Penton Media, Inc.	1,200	32,250
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Retail: Specialty—2.2% Footstar, Inc.(1)	2,400	$ 118,800

Hot Topic, Inc.(1)	4,600	75,612

Skechers U.S.A., Inc., Cl. A(1)	3,000	46,500

Venator Group, Inc.(1)	5,400	83,700 324,612

Textile/Apparel & Home Furnishings—2.2% Abercrombie & Fitch Co., Cl. A(1)	4,600	92,000

Kenneth Cole Productions, Inc., Cl. A(1)	900	36,225

Linens ’N Things, Inc.	2,600	71,825

Liz Claiborne, Inc.	1,800	74,925

Too, Inc.(1)	4,000	< u> 50,000 324,975

Consumer Staples—4.9%

Broadcasting—0.3% Sirius Satellite Radio, Inc.(1)	1,000	29,937

XM Satellite Radio Holdings, Inc.(1)	1,200	19,275 49,212

Education—1.8% Corinthian Colleges, Inc.(1)	6,200	235,212

SmartForce plc, Sponsored ADR(1)	800	30,050 265,262

Entertainment—1.6% P.F. Chang’s China Bistro, Inc.(1)	3,900	122,606

Panera Bread Co., Cl. A(1)	2,800	63,875

Take-Two Interactive Software, Inc.(1)	4,400	50,600 237,081

Food0.7% Performance Food Group Co.(1)	1,900	97,405

Food & Drug Retailers—0.5% Pathmark Stores, Inc.(1)	4,000	66,000

Energy—8.3%

Energy Services—3.7% Cross Timbers Oil Co.	6,600	183,150

Marine Drilling Cos., Inc.(1)	3,700	98,975

Parker Drilling Co.(1)	8,100	41,006

Pride International, Inc.(1)	4,100	100,962

Tidewater, Inc.	2,700	119,812 543,905
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Oil: Domestic—3.1% Barrett Resources Corp.(1)	1,700	$ 69,581

Key Energy Services, Inc.(1)	9,100	94,981

Newfield Exploration Co.(1)	1,200	56,925

Noble Affiliates, Inc.	2,300	105,800

Swift Energy Co.(1)	1,200	45,150

Unit Corp.(1)	3,000	56,812 456,249

Oil: International—1.5% Pioneer Natural Resources Co.(1)	3,200	63,000

Precision Drilling Corp.(1)	900	33,806

Rio Alto Exploration Ltd.(1)	2,500	54,261

Talisman Energy, Inc.(1)	1,600	59,281 210,348

Financial—6.1%

Banks—4.7% Commerce Bancorp, Inc.	2,000	136,750

East West Bancorp, Inc.	3,900	97,256

Investors Financial Services Corp.	3,600	309,600

KeyCorp	2,200	61,600

UCBH Holdings, Inc.	1,700	79,262 684,468

Diversified Financial—1.4% ChoicePoint, Inc.(1)	1,800	118,012

eSPEED, Inc., Cl. A(1)	3,300	51,769

LaBranche & Co., Inc.(1)	1,100	33,619 203,400

Healthcare—20.6%

Healthcare/Drugs—11.4% Alexion Pharmaceuticals, Inc.(1)	500	32,469

Alpharma, Inc., Cl. A	1,000	43,875

Arena Pharmaceuticals, Inc.(1)	1,900	29,450

Aviron(1)	2,200	146,987

Cell Genesys, Inc.(1)	3,400	77,562

Cell Therapeutics, Inc.(1)	1,700	76,606

Ciphergen Biosystems, Inc.(1)	700	9,275

Corvas International, Inc.(1)	2,100	30,187

Cubist Pharmaceuticals, Inc.(1)	3,800	110,200

CuraGen Corp.(1)	3,200	87,400

CV Therapeutics, Inc.(1)	1,050	74,287

Dusa Pharmaceuticals, Inc.(1)	3,000	50,438

Enzon, Inc.(1)	1,600	99,300

Harvard Bioscience, Inc.(1)	2,400	23,700

ICN Pharmaceuticals, Inc.	2,400	73,650

ImmunoGen, Inc.(1)	800	17,150
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Healthcare/Drugs (continued) Inhale Therapeutic Systems, Inc.(1)	2,500	$ 126,250

Matrix Pharmaceutical, Inc.(1)	3,000	51,375

Neose Technologies, Inc.(1)	1,000	33,000

NPS Pharmaceuticals, Inc.(1)	4,100	196,800

Protein Design Labs, Inc.(1)	1,200	104,250

Tanox, Inc.(1)	300	11,756

XOMA Ltd.(1)	16,600	161,850
1,667,817

Healthcare/Supplies & Services9.2%
Accredo Health, Inc.(1)	2,200	110,413

Aksys Ltd.(1)	1,000	16,500

AmeriSource Health Corp., Cl. A(1)	1,100	55,550

Apria Healthcare Group, Inc.(1)	3,500	104,125

Caremark Rx, Inc.(1)	12,900	174,956

Cytyc Corp.(1)	1,600	100,100

Eclipsys Corp.(1)	3,800	93,100

Inverness Medical Technology, Inc.(1)	1,300	50,619

Laboratory Corp. of America Holdings, Inc.(1)	800	140,800

Province Healthcare Co.(1)	3,200	126,000

RehabCare Group, Inc.(1)	2,600	133,575

SurModics, Inc.(1)	2,400	88,350

Triad Hospitals, Inc.(1)	1,600	52,100

Trigon Healthcare, Inc.(1)	1,300	101,156
1,347,344

Technology22.0%

Computer Hardware5.9%
Advanced Digital Information Corp.(1)	9,900	227,700

Avid Technology, Inc.(1)	8,900	162,564

Bell Microproducts, Inc.(1)	1,900	30,163

Computer Network Technology Corp.(1)	4,700	135,419

Legato Systems, Inc.(1)	12,300	91,481

Mentor Graphics Corp.(1)	3,000	82,313

Quantum Corp./DLT & Storage Systems Group(1)	8,300	110,494

Three-Five Systems, Inc.(1)	800	14,400
854,534

Computer Services2.6%
Art Technology Group, Inc.(1)	1,500	45,844

Critical Path, Inc.(1)	3,100	95,325

HNC Software, Inc.	6,100	181,094

WebEx Communications, Inc.(1)	2,900	60,538
382,801
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Computer Software9.9% Aspen Technology, Inc.(1)	1,000	$ 33,250

Caminus Corp.(1)	4,100	95,325

Cognos, Inc.(1)	400	7,525

Documentum, Inc.(1)	6,300	313,031

E.piphany, Inc.(1)	900	48,544

FileNet Corp.(1)	1,200	32,700

Informatica Corp.(1)	1,400	55,388

Internet Security Systems, Inc.(1)	500	39,219

Manugistics Group, Inc.(1)	6,000	342,000

NetIQ Corp.(1)	900	78,638

Peregrine Systems, Inc.(1)	2,800	55,300

Retek, Inc.(1)	2,983	72,711

RSA Security, Inc.(1)	600	31,725

SilverStream Software, Inc.(1)	4,100	84,563

SonicWALL, Inc.(1)	2,700	43,875

Sybase, Inc.(1)	3,000	59,438

Verity, Inc.(1)	2,200	52,938
1,446,170

Communications Equipment1.2% Cosine Communications, Inc.(1)	1,000	13,875

Digital Island, Inc.(1)	5,900	23,969

Inet Technologies, Inc.(1)	800	32,400

Plantronics, Inc.(1)	1,200	56,400

Polycom, Inc.(1)	1,600	51,500
178,144

Electronics2.4% Cirrus Logic, Inc.(1)	6,800	127,500

Intersil Holding Corp.(1)	700	16,056

Lattice Semiconductor Corp.(1)	4,500	82,688

Oak Technology, Inc.(1)	6,500	56,469

Proxim, Inc.(1)	1,400	60,200

342,913

Transportation0.2%

Air Transportation0.2% Atlantic Coast Airlines Holdings, Inc.(1)	700	28,613
Statement of Investments (Continued)

	Share	Market Value See Note 1

Utilities—2.4%

Gas Utilities—2.4% Equitable Resources, Inc.	1,400	$ 93,450

Northwest Natural Gas Co.	1,400	37,100

Questar Corp.	1,500	45,094

Southern Union Co.	1,500	39,750

Western Gas Resources, Inc.	4,000	134,750 350,144
Total Common Stocks (Cost $10,218,230)		11,368,435

	Principal Amount

Convertible Corporate Bonds and Notes—0.5%

AKamai Technologies, Inc., 5.50% Cv. Unsec. Nts., 7/1/07	$ 82,000	34,337

Advanced Energy Industries, Inc., 5.25% Cv. Unsec. Sub. Nts., 11/15/06	46,000	36,283
Total Convertible Corporate Bonds and Notes (Cost $72,945)		70,620

Repurchase Agreements—22.8%

Repurchase agreement with Deutsche Bank Securities Inc., 5.85%, dated 12/29/00, to be repurchased at $1,667,083 on 1/2/01, collateralized by U.S. Treasury Bonds, 7.25%–7.50%, 5/15/16–11/15/16, with a value of $1,701,390	1,666,000	1,666,000

Repurchase agreement with PaineWebber, Inc., 6.09%, dated 12/29/00, to be repurchased at $1,666,127 on 1/2/01, collateralized by Government National Mortgage Assn., 6.50%–8.50%, 2/15/27–12/20/30, with a value of $1,957,613	1,665,000	1,665,000
Total Repurchase Agreements (Cost $3,331,000)		3,331,000

Total Investments, at Value (Cost $13,622,175)	101.2%	14,770,055

Liabilities in Excess of Other Assets	(1.2)	(170,783)
Net Assets	100.0%	$14,599,272

1. Non-income-producing security.

See accompanying Notes to Financial Statements.
Statement of Investments and Liabilities December 31, 2000

Assets
Investments, at value (including repurchase agreements of $3,331,000) (cost $13,622,175)—see accompanying statement	$14,770,055

Cash	31,934

Receivables and other assets: Investments sold	48,957
Shares of beneficial interest sold	6,713
Interest and dividends	2,415
Other	1,329
Total assets	14,861,403

Liabilities
Payables and other liabilities: Investments purchased	218,442
Shares of beneficial interest redeemed	21,597
Shareholder reports	8,504
Trustees’ compensation	1,333
Transfer and shareholder servicing agent fees	20
Other	12,235
Total liabilities	262,131

Net Assets	$14,599,272

Composition of Net Assets Par value of shares of beneficial interest	$ 1,316

Additional paid-in capital	16,259,782

Accumulated net realized loss on investments and foreign currency transactions	(2,809,706)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,147,880
Net assets—applicable to 1,316,286 shares of beneficial interest outstanding	$14,599,272

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$11.09

See accompanying Notes to Financial Statements.
Statement of Operations December 31, 2000

Investment Income
Interest	$ 128,599

Dividends	4,772
Total income	133,371

Expenses
Management fees	94,162

Shareholder reports	38,193

Proxy expense	19,359

Legal, auditing and other professional fees	10,494

Trustees’ compensation	2,748

Custodian fees and expenses	2,105

Transfer and shareholder servicing agent fees	894

Other	4,087
Total expenses	172,042
Less expenses paid indirectly	(2,105)
Net expenses	169,937

Net Investment Loss	(36,566)

Realized and Unrealized Gain (Loss)
Net realized loss on: Investments	(2,790,942)
Foreign currency transactions	(4,884)
Net realized loss	(2,795,826)

Net change in unrealized appreciation (depreciation) on: Investments	(549,769)
Translation of assets and liabilities denominated in foreign currencies	1,090
Net change	(548,679)
Net realized and unrealized loss	(3,344,505)

Net Decrease in Net Assets Resulting from Operations	$(3,381,071)

See accompanying Notes to Financial Statements.
Statement of Change in Net Assets

	Year Ended December 31,
	2000	1999

Operations Net investment loss	$ (36,566)	$ (10,159)

Net realized gain (loss)	(2,795,826)	493,584

Net change in unrealized appreciation (depreciation)	(548,679)	1,591,588
Net increase (decrease) in net assets resulting from operations	(3,381,071)	2,075,013

Dividends and/or Distributions to Shareholders Distributions from net realized gain	(478,809)	—

Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions	11,532,556	3,857,279

Net Assets Total increase	7,672,676	5,932,292

Beginning of period	6,926,596	994,304
End of period	$14,599,272	$6,926,596

See accompanying Notes to Financial Statements.
Financial Highlights

	Year Ended December 31,
	2000	1999	1998(1)

Per Share Operating Data Net asset value, beginning of period	$ 14.07	$ 9.60	$10.00

Income (loss) from investment operations: Net investment loss	(.03)	(.02)	(.02)
Net realized and unrealized gain (loss)	(2.35)	4.49	(.38)

Total income (loss) from investment operations	(2.38)	4.47	(.40)

Dividends and/or distributions to shareholders: Distributions from net realized gain	(.60)	—	—

Net asset value, end of period	$11.09	$14.07	$ 9.60

Total Return, at Net Asset Value[2]	(18.34)%	46.56%	(4.00)%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$14,599	$6,927	$994

Average net assets (in thousands)	$12,576	$2,738	$441

Ratios to average net assets:[3] Net investment loss	(0.29)%	(0.37)%	(0.79)%
Expenses	1.37%	1.83%	0.87%[4]
Expenses, net of indirect and voluntary assumption of expenses	1.35	1.34%	N/A

Portfolio turnover rate	162%	176%	61%

1. For the period from May 1, 1998 (inception of offering) to December 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.
Notes to Financial Statements

1. Significant Accounting Policies
Oppenheimer Small Cap Growth Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Trust’s investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of December 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:
Expiring

2008	$1,795,693
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
Statement of Financial Statements (Continued)

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $63,371, a decrease in undistributed net investment loss of $36,566, and a decrease in accumulated net realized loss on investments of $26,805. Net assets of the Fund were unaffected by the reclassifications.
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2000		Year Ended December 31, 1999
	Shares	Amount	Shares	Amount

Sold	1,168,713	$15,913,312	504,223	$ 5,008,676
Dividends and/or distributions reinvested	28,757	478,809	—	—
Redeemed	(373,385)	(4,859,565)	(115,553)	(1,151,397)
Net increase	824,085	$11,532,556	388,670	$ 3,857,279
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2000, were $25,936,646 and $16,988,252, respectively.

As of December 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $13,622,175 was:

Gross unrealized appreciation	$ 2,270,232
Gross unrealized depreciation	(1,122,352)
Net unrealized appreciation	$ 1,147,880
Statement of Financial Statements (Continued)

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Fund’s management fee for the year ended December 31, 2000, was an annualized rate of 0.75%, before any waiver by the Manager if applicable.
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost. Effective January 1, 2001, the Fund ended the for cost agreement and began paying OFS on a fee per account basis to provide these services.
Independent Auditor’s Report

To the Board of Trustees and Shareholders of Oppenheimer Small Cap Growth Fund/VA:

        We have audited the accompanying statement of assets and liabilities of Oppenheimer Small Cap Growth Fund/VA (which is a series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period May 1, 1998 (inception of offering) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Small Cap Growth Fund/VA as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period May 1, 1998 (inception of offering) to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP Denver, Colorado January 23, 2001
Independent Auditor’s Report

On September 20, 2000, a shareholder meeting was held at which the following items and proposals were approved, as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Proposal No. 1:
Election of Trustees
Nominee	For	Withheld/Abstain	Total

William L. Armstrong	525,148,434.513	12,998,236.894	538,146,671.407
Robert G. Avis	525,194,975.808	12,951,695.599	538,146,671.407
George C. Bowen	525,246,167.352	12,900,504.055	538,146,671.407
Edward L. Cameron	525,257,205.636	12,889,465.771	538,146,671.407
Jon S. Fossel	525,310,855.983	12,835,815.424	538,146,671.407
Sam Freedman	525,227,181.129	12,919,490.278	538,146,671.407
Raymond J. Kalinowski	524,816,532.104	13,330,139.303	538,146,671.407
C. Howard Kast	524,372,698.626	13,773,972.781	538,146,671.407
Robert M. Kirchner	524,456,936.182	13,689,735.225	538,146,671.407
Bridget A. Macaskill	525,301,814.052	12,844,857.355	538,146,671.407
F. William Marshall	525,238,164.224	12,908,507.183	538,146,671.407
James C. Swain	525,158,864.886	12,987,806.521	538,146,671.407
For	Against	Withheld/Abstain	Total

Proposal No. 2: Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the fiscal year beginning January 1, 2001.
513,094,436.430	5,088,293.356	19,963,941.621	538,146,671.407

Proposal No. 3(a):
Approval to eliminate the fundamental policy for Oppenheimer Small Cap Growth Fund/VA on investing in the securities of companies for the purpose of exercising control of management.
930,705.838	25,890.542	93,739.155	1,050,335.535

Proposal No. 3(b): Approval to eliminate the fundamental policy for Oppenheimer Small Cap Growth Fund/VA on purchasing the securities of issuers in which officers or trustees have an interest.
922,529.211	27,324.567	100,481.757	1,050,335.535

Proposal No. 3(c): Approval to eliminate the fundamental policy for Oppenheimer Small Cap Growth Fund/VA on investing in oil, gas or other mineral explorations or development programs.
933,194.805	16,658.973	100,481.757	1,050,335.535

Proposal No. 4: Approval to change four of the fundamental policies for Oppenheimer Small Cap Growth Fund/VA to permit the Fund to participate in an inter-fund lending arrangement.
930,705.838	25,890.542	93,739.15 5	1,050,335.535

Proposal No. 6: Approval of authorizing the Trustees to adopt an Amended and Restated Declaration of Trust.
487,784,405.554	19,090,438.484	31,271,827.369	538,146,671.407
Federal Income Tax Information (Unaudited)

In early 2001 shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
        Distributions of $0.6000 per share were paid to shareholders on March 17, 2000, all of which was designated as ordinary income for federal income tax purposes.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
Oppenheimer Small Cap Growth Fund/VA
A Series of Oppenheimer Variable Account Funds

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
F. William Marshall, Trustee
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Transfer Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.

For more complete information about Oppenheimer Small Cap Growth Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.